UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021

Xenia Hotels & Resorts, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36594	20-0141677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Orange Avenue, Suite 2700

Orlando, Florida 32801

(Address of Principal Executive Offices)

(407) 246-8100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	XHR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 21, 2021, Xenia Hotels & Resorts, Inc. (the “Company”) entered into Amendment No. 3 (the “Amendment”) to its equity distribution agreement dated March 2, 2018, as amended by Amendment No. 1 on February 27, 2019, and as further amended by Amendment No. 2 on August 19, 2020 (collectively, the “equity distribution agreement”), with Wells Fargo Securities, LLC, Robert W. Baird & Co. Incorporated, Jefferies LLC, KeyBanc Capital Markets Inc. and Raymond James & Associates, Inc. (each, an “agent” and, collectively, the “agents“) relating to shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), to replenish shares of Common Stock previously sold under the equity distribution agreement. Pursuant to the equity distribution agreement, as amended, the Company may from time to time offer and sell additional shares of Common Stock having an aggregate offering price of up to $200,000,000 (the “Shares”) through the agents, as the Company’s sales agents, or directly to the agents, acting as principals.

Any Shares the Company determines to issue in the future under the equity distribution agreement, as amended, will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-248120) filed with the Securities and Exchange Commission (“SEC”) on August 19, 2020 and a new prospectus supplement filed with the SEC on May 21, 2021.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. In connection with the filing of the prospectus supplement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of its counsel, Venable LLP, regarding certain matters of Maryland law, including the validity of the Shares.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

1.1	Amendment No. 3 to Equity Distribution Agreement, dated May 21, 2021, by and among Xenia Hotels & Resorts, Inc., Wells Fargo Securities, LLC, Robert W. Baird & Co. Incorporated, Jefferies LLC, KeyBanc Capital Markets Inc. and Raymond James & Associates, Inc.

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (contained in opinion filed as Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenia Hotels & Resorts, Inc.

Date: May 21, 2021	By:	/s/ Atish Shah
	Name:	Atish Shah
	Title:	Executive Vice President, Chief Financial Officer and Treasurer